                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 4, 1999
                                                ------------------------------

                   Wells Real Estate Investment Trust, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   Maryland
------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          333-32099                                  58-2328421
-------------------------------    --------------------------------------------
   (Commission File Number)               (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     Wells Real Estate Investment Trust, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K, dated February 15, 1999 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Vanguard Cellular Building located in Harrisburg, Dauphin County, Pennsylvania, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

     (a) Audited Financial Statements.  The following audited financial
         ----------------------------
statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment No. 1 to Current Report and are filed herewith and incorporated herein by reference:

                                                                  Page
                                                                  ----

     Report of Independent Public Accountants                      I-1

     Statement of Revenues Over Certain Operating
     Expenses for the Period from Inception (November 16, 1998)
     to December 31, 1998                                          I-2

     Notes to Statement of Revenues Over Certain Operating
     Expenses for the Period from Inception (November 16, 1998)
     to December 31, 1998                                          I-3

     (b) Pro Forma Financial Information.  The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment No. 1 to Current Report and are filed herewith and incorporated herein by reference:


                                                                  Page
                                                                  ----
     Summary of Unaudited Pro Forma Financial
     Statements                                                    I-5

     Pro Forma Balance Sheet as of December 31,
     1998 (Unaudited)                                              I-6

     Pro Forma Income Statement for Period from Inception
     (November 16, 1998) to December 31, 1998 (Unaudited)          I-7

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS REAL ESTATE INVESTMENT TRUST, INC.
                                        Registrant


                                        By: /s/ Brian M. Conlon
                                           -----------------------------------
                                           Brian M. Conlon
                                           Executive Vice President

Date:  April 12, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the VANGUARD CELLULAR BUILDING for the period from inception (November 16, 1998) to December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Vanguard Cellular Building after acquisition by Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Vanguard Cellular Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Vanguard Cellular Building for the period from inception (November 16, 1998) to December 31, 1998 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP


Atlanta, Georgia
February 26, 1999

                           VANGUARD CELLULAR BUILDING


                       STATEMENT OF REVENUES OVER CERTAIN

                               OPERATING EXPENSES

                         FOR THE PERIOD FROM INCEPTION

                    (NOVEMBER 16, 1998) TO DECEMBER 31, 1998




RENTAL REVENUES                                                                                $171,855

OPERATING EXPENSES, NET OF REIMBURSEMENTS                                                             0
                                                                                               --------
REVENUES OVER CERTAIN OPERATING EXPENSES                                                       $171,855
                                                                                               --------



         The accompanying notes are an integral part of this statement.

                          VANGUARD CELLULAR BUILDING


                        NOTES TO STATEMENT OF REVENUES


                        OVER CERTAIN OPERATING EXPENSES


                         FOR THE PERIOD FROM INCEPTION


                   (NOVEMBER 16, 1998) TO DECEMBER 31, 1998


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Description of Real Estate Property Acquired

   On February 4, 1999, Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership, formed to acquire and hold real estate properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Registrant"), acquired a four-story office building (the "Vanguard Cellular Building") containing approximately 81,859 rentable square feet, for the price of $12,291,200 plus acquisition expenses, including legal fees, of approximately $240,900. Wells OP paid $6,382,100 in cash and obtained a loan in the amount of $6,450,000 from NationsBank, N. A. (the "NationsBank Loan"). As of February 4, 1999, $6,150,000 was outstanding on the NationsBank Loan. The NationsBank Loan gives Wells OP the option of extending the term of the loan after the initial six months. The interest rate for the initial six months of the NationsBank Loan is fixed at 7%. On August 1, 1999, Wells OP may extend the NationsBank Loan at a rate of LIBOR plus 200 basis points for up to 29 additional months. During the term of the extension, Wells OP is required to make quarterly principal installments in an amount equal to one-ninth of the outstanding principal balance as of October 1, 1999. The NationsBank Loan is secured by a first mortgage against the Vanguard Cellular Building. Legal fees, loan origination costs, and appraisal fees incurred from obtaining the NationsBank Loan totaled approximately $29,000.

   The Vanguard Cellular Building is 100% occupied by one tenant with a ten-year lease term that commenced on November 16, 1998 and expires on November 15, 2008. Construction of the building was completed in November 1998. Under the terms of the lease agreement, monthly base rent payable is subject to escalations of 2% per annum and certain lease inception discounts. The lease is a triple net lease, whereby the terms require the tenant to reimburse Wells OP for certain operating expenses, as defined in the lease, related to the building. All of the operating expenses for the period from lease inception (November 16, 1998) to December 31, 1998 have been passed through to the tenant.

   Rental Revenues

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2. BASIS OF ACCOUNTING

   The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as interest, depreciation, and management fees, not comparable to the operations of the Vanguard Cellular Building after acquisition by Wells OP.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                   (Unaudited Pro Forma Financial Statements)

The following unaudited pro forma balance sheet as of December 31, 1998 and the pro forma statement of income for the year ended December 31, 1998 have been prepared to give effect to Wells Real Estate Investment Trust, Inc.'s acquisition (through Wells Operating Partnership, L.P.) of the Vanguard Cellular Building as if it had occurred as of December 31, 1998 with respect to the balance sheet and on November 16, 1998 (lease inception date) with respect to the income statement. Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                            PRO FORMA BALANCE SHEET

                               DECEMBER 31, 1998

                                  (Unaudited)

                                                                Wells
                                                              Real Estate
                                                              Investment              Pro Forma
                                                              Trust, Inc.            Adjustments                Total
                                                              -----------            -----------                -----
ASSETS:
 Cash                                                         $ 7,979,403            $ (6,382,100)(a)        $ 1,597,329
 Due to affiliate                                                 262,345                       0                262,345
 Investment in JV                                              11,568,677                       0             11,568,677
 Prepaid and other assets                                         504,807                       0                504,807
 Deferred project costs                                           335,420                (265,896)(b)             69,498
 Deferred offering costs                                          548,729                       0                548,729
 Loan origination costs, net                                            0                  29,205                 29,205
 Tenant receivable                                                 35,512                       0                 35,512
 Land                                                           1,520,834                 689,584(a)(b)        2,210,418
 Building, net                                                 20,076,846              12,079,207(a)(b)       32,156,053
                                                              -----------            ------------            -----------
       Total assets                                           $42,832,573            $  6,150,000            $48,982,573
                                                              -----------            ------------            -----------
LIABILITIES:
 Notes payable                                                $14,059,930            $  6,150,000(a)         $20,209,930
 Due to affiliates                                                554,953                       0                554,953
 Partnership distribution payable                                 408,176                       0                408,176
 Accounts payable                                                  84,941                       0                 84,941
 Commission payable                                               102,886                       0                102,886
 Minority interest                                                200,000                       0                200,000
                                                              -----------            ------------            -----------
       TotaL Liabilities                                       15,410,886               6,150,000             21,560,886
                                                              -----------            ------------            -----------
SHAREHOLDERS' EQUITY:
 Common stock                                                      31,541                       0                 31,541
 Additional paid-in capital                                    27,056,112                       0             27,056,112
 Retained earnings                                                334,034                       0                334,034
                                                              -----------            ------------            -----------
       Total shareholders' equity                              27,421,687                       0             27,421,687
                                                              -----------            ------------            -----------
       Total liabilities and shareholders' equity             $42,832,573             $ 6,150,000            $48,982,573
                                                              ===========            ============            ===========

            (a) Reflects Wells Real Estate Investment Trust Inc.'s purchase price related to the Vanguard Cellular Building.

            (b) Reflects the deferred project costs allocated to the Vanguard
                Cellular Building.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                           PRO FORMA INCOME STATEMENT

                               FOR THE YEAR ENDED

                               DECEMBER 31, 1998

                                  (UNAUDITED)



                                                                Wells
                                                             Real Estate
                                                             Investment          Pro Forma
                                                             Trust, Inc.        Adjustments           Total
                                                             -----------        -----------           -----
REVENUE:
 Rental income                                                 $ 20,994           $171,855(a)        $192,849
 Equity in earnings of investment in joint ventures             263,315                  0            263,315
 Interest income                                                110,869                  0            110,869
                                                               --------           --------           --------
       Total revenue                                            395,178            171,855            567,033
                                                               --------           --------           --------
EXPENSES:
 Legal and accounting                                            19,552                  0             19,552
 Management and leasing fees                                          0              1,167              1,167
 Partnership administration                                      17,861                  0             17,861
 Computer costs                                                     616                  0                616
 Other operating                                                 23,114                  0             23,114
                                                               --------           --------           --------
       Total operating expenses                                  61,143              1,167             62,310
                                                               --------           --------           --------
NET OPERATING INCOME                                            334,035            170,688            504,723
                                                               --------           --------           --------

DEPRECIATION EXPENSE                                                  0             60,896(b)          60,896

AMORTIZATION EXPENSE                                                  0              1,217              1,217

INTEREST EXPENSE                                                      0             54,255(c)          54,255
                                                               --------           --------           --------
       Net income                                              $334,035           $ 54,320           $388,355
                                                               ========           ========           ========



          (a) Rental income recognized on a straight-line basis.

          (b) Depreciation expense on the Vanguard Cellular Building based on the straight-line method and a 25 year life.

          (c) Interest expense on the $6,150,000 note payable which bears interest at 7%.